UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
May 10, 2023
Date of Report (Date of earliest event reported)
QUAKER CHEMICAL CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 001-12019

Pennsylvania	23-0993790
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
901 E. Hector Street
Conshohocken, Pennsylvania 19428
(Address of principal executive offices)
(Zip Code)
(610) 832-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 10, 2023, Quaker Chemical Corporation (the “Company”) held its Annual Meeting of Shareholders (the “2023 Annual Meeting”). As of March 1, 2023, the record date for the 2023 Annual Meeting, 17,959,665 shares of the Company’s common stock were outstanding, and the holders of those shares were entitled to cast one vote for each share held. Set forth below are the matters acted upon by the shareholders at the 2023 Annual Meeting and the final voting results of each such proposal.
Proposal No.1 – Election of Directors.
The shareholders elected three directors to serve a three-year term until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified. The results of the vote were as follows:

Directors	For	Against	Abstain	Broker Non-Votes
Charlotte C. Decker	12,904,987	3,939,238	26,087	380,670
Ramaswami Seshasayee	14,977,257	1,866,138	26,917	380,670
Andrew E. Tometich	15,159,570	1,690,557	20,185	380,670
Proposal No. 2 – Advisory Vote on Compensation of the Company’s Named Executive Officers
The Company’s shareholders approved, on a non-binding basis, the Company’s compensation of its named executive officers as described in the Compensation Discussion and Analysis section and the accompanying compensation tables and narrative disclosures contained in the Company’s Proxy Statement for the 2023 Annual Meeting (the “2023 Proxy Statement”). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
16,304,939	552,557	12,816	380,670
Proposal No. 3 – Advisory Vote on the Frequency of the Advisory Vote on Compensation of the Company’s Named Executive Officers
The Company’s shareholders indicated their preference, on a non-binding basis, that the advisory vote on executive compensation be held every year. The Board of Directors of the Company (the “Board”) had recommended that the advisory vote on executive compensation be held every three years. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
11,861,009	60,357	4,508,887	440,059	380,670
Based on these results and consistent with the majority of votes cast with respect to this matter, the Board has adopted a policy to hold an advisory vote on compensation of the Company’s named executive officers every year.
Proposal No. 4 – Approval of the 2023 Director Stock Ownership Plan
The shareholders voted to approve the 2023 Director Stock Ownership Plan (the “Plan”) as described in and as included as an appendix to the 2023 Proxy Statement. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
16,791,991	61,117	17,204	380,670
Proposal No. 5 – Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2023
The shareholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2023. The results of the vote were as follows:

For	Against	Abstain
17,076,547	163,716	10,719

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: May 11, 2023	By:	/s/ Robert T. Traub
Robert T. Traub
Senior Vice President, General Counsel and Corporate Secretary
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